Exhibit 10.4

THIS DOCUMENT IS A STANDARD AGREEMENT FOR USE WITH A U.S. BANK NATIONAL ASSOCIATION CUSTODY ACCOUNT (AND NOT, FOR EXAMPLE, WITH A U.S. BANK NATIONAL ASSOCIATION TRUST ACCOUNT), BUT NOT WHERE U.S. BANK NATIONAL ASSOCIATION IS THE SECURED PARTY.

CONTROL AGREEMENT

This Control Agreement (the “Agreement”) is among ADTRAN, Inc. (legal name of entity), a corporation (legal form of entity) organized under the laws of the State of Delaware (“Pledgor”); CADENCE BANK, N.A. (legal name of entity), a banking corporation (legal form of entity) organized under the laws of the State of Alabama (“Secured Party”); and U.S. Bank National Association, a national banking association organized under the laws of the United States with offices in Minneapolis, Minnesota (“Intermediary”).

WHEREAS, Pledgor and Intermediary are the only parties to a fully-executed custody agreement, as may be amended from time to time, pursuant to which Intermediary maintains U.S. Bank Custody Account No.  ________________ (SEI account number) entitled ADTRAN, Inc. - LCP (SEI long name) for Pledgor’s assets (the “Account”) (such agreement, the “Custody Agreement”);

WHEREAS, Pledgor hereby directs Intermediary to enter into this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.Collateral; Account Control.  Pledgor and Secured Party hereby represent and warrant that they are parties to a separate agreement pursuant to which Pledgor has granted to Secured Party a security interest in all of Pledgor’s right, title and interest in, to, and with respect to any assets held as of the date of this Agreement or hereafter in the Account, together with any securities, instruments, financial assets, investment property, and any other property issued in replacement of or in substitution or exchange for any of the foregoing, any securities entitlements in and to any of the foregoing, any books and records relating thereto, and any proceeds of the foregoing (including any cash interest, income, or dividends with respect to the foregoing) (collectively, the “Collateral”).

2.UCC.  Intermediary is a “securities intermediary” with respect to the Account, and the Account is a “securities account”, within the meaning of Uniform Commercial Code Article 8 as adopted in Minnesota, Minn. Stat. Ch. 336, Article 8 (“Article 8”).  Notwithstanding anything in this Agreement to the contrary, (i) Minnesota is Intermediary’s jurisdiction for the purposes of Article 8 and (ii) nothing in this Agreement will constitute a waiver of any of Intermediary’s rights as a securities intermediary under Minn. Stat. §336.9-206.

3.Assets Held in the Account.  (Check A or B.  If neither is checked or both are checked, then A and only A is deemed to be checked.)

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A.     Intermediary’s official statement of the Account (an “Account Statement”) is not attached as an exhibit hereto.  Intermediary does not hereby confirm that any assets are held in the Account as of the date of this Agreement.

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B.     Intermediary’s official statement of the Account (an “Account Statement”) is attached as an exhibit hereto.  Intermediary hereby confirms that all assets listed on such Account Statement are held in the Account as of the date stated on such Account Statement.

4.Certain Assets Not Collateral.  Notwithstanding anything herein to the contrary, the following assets are not Collateral (even if they are included in an Account Statement), and Intermediary hereby makes no confirmation, covenant, representation, or warranty with respect thereto:

4.1.Any assets that are neither registered in the name of Intermediary or Intermediary’s nominee nor maintained by Intermediary at any central securities depository (such as the Depository Trust Company) or Federal Reserve Bank or with a sub-custodian nor held by Intermediary in unregistered or bearer form or in such form as will pass title by delivery.

4.2.Any global securities maintained by Intermediary with a sub-custodian.

4.3.Any contract, declaration of trust, document of title, general intangible, lease, limited liability company interest, loan agreement, note, offering memorandum, partnership interest, security certificate, subscription agreement, or other instrument which may establish rights to income, principal, or other distributions on an asset.

4.4.Any units resulting from Intermediary’s provision of unitized accounting services under the Custody Agreement and reflecting assets not held in the Account.

4.5.Real estate.

4.6.Any securities which are “control securities” or “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended, or are subject to other marketability limitations.

4.7.Any asset that is not a “financial asset” within the meaning of Article 8.

4.8.Any such “financial asset” in the physical possession of Intermediary that is registered in the name of, payable to the order of, or specially indorsed to anyone other than Intermediary and has not been indorsed to Intermediary or in blank.

Pledgor hereby covenants not to deliver, or cause to be delivered, any of the foregoing to the Account.

5.Secured Party’s Power to Direct Intermediary.

5.1.Pledgor and Secured Party hereby direct Intermediary to comply with all directions, instructions, or entitlement orders concerning the Collateral originated by Secured Party without further consent by Pledgor.  Intermediary will comply with all directions, instructions, or entitlement orders concerning the Collateral originated by Secured Party without further consent by Pledgor.  Pledgor hereby agrees that Intermediary’s obligation to act on Secured Party’s directions, instructions, or entitlements orders is unconditional.  Intermediary will have no duty, obligation, or authority to determine whether Secured Party is acting properly, even if Pledgor objects or directs Intermediary not to follow Secured Party’s directions, instructions, or entitlement orders.

5.2.If Intermediary receives from Secured Party a written notice that Secured Party is exercising exclusive control over the Collateral substantially in the form of Exhibit A (Notice of Exclusive Control) attached hereto (the “Notice of Exclusive Control”), then Intermediary will, in reliance upon such Notice of Exclusive Control, stop complying with directions, instructions, or entitlement orders concerning the Collateral originated by Pledgor.  Intermediary will have no duty, obligation, or authority to determine whether Secured Party’s delivery of the Notice of Exclusive Control (or the terms thereof) is proper, even if Pledgor objects or directs Intermediary not to honor the Notice of Exclusive Control.

6.Withdrawal or Transfer (Part 1).  (Check A, B, or C.  If none is checked or more than one are checked, then A and only A is deemed to be checked.)

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A.     Unless and until Intermediary receives a Notice of Exclusive Control, Secured Party hereby consents to Pledgor’s withdrawal or transfer of the Collateral, including Pledgor’s instructions to Intermediary to that effect.

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B.     Secured Party hereby consents to Pledgor’s withdrawal or transfer of the Collateral, including Pledgor’s instructions to Intermediary to that effect, but only if such withdrawal or transfer is made to the following destination: [INSERT ACCOUNT NAME, ACCOUNT NUMBER, AND ROUTING INFORMATION] (the “Pre-Approved Destination”). Pledgor will not, and hereby covenants not to, withdraw or transfer any Collateral without Secured Party’s prior written consent unless such withdrawal or transfer is made to the Pre-Approved Destination.  Without Secured Party’s prior written consent, Intermediary will not comply with Pledgor’s instructions to withdraw or transfer the Collateral unless such withdrawal or transfer is made to the Pre-Approved Destination.

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C.     Pledgor will not, and hereby covenants not to, withdraw or transfer any Collateral without Secured Party’s prior written consent.  Without Secured Party’s prior written consent, Intermediary will not comply with Pledgor’s instructions to withdraw or transfer the Collateral.

7.Withdrawal or Transfer (Part 2).

7.1.Notwithstanding anything herein to the contrary, any limits on Pledgor’s withdrawal or transfer of the Collateral do not apply to cash interest, income, and dividends.

7.2.Pledgor may notify Intermediary from time to time of the identity of Pledgor’s agent with respect to the Account (“Agent”).  To that end, Pledgor hereby identifies:

Name of Agent (Firm Name):

EIN of Agent (Firm EIN):

Notwithstanding anything herein to the contrary, Secured Party hereby consents to Agent’s withdrawal of Collateral, including Agent’s instructions to Intermediary to that effect, for the purpose of paying Agent’s fees and expenses with respect to the Account.  Pledgor hereby covenants that (i) such fees and expenses will not exceed 1% of the value of the Collateral at the time of any withdrawal, according to the pricing services and sources relied upon by Intermediary, and (ii) the sole purpose of any such instruction is payment of Agent’s fees and expenses with respect to the Account.

8.Trading or Substitution.  (Check A or B.  If neither is checked or both are checked, then A and only A is deemed to be checked.)

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A.     Unless and until Intermediary receives a Notice of Exclusive Control, Secured Party hereby consents to Pledgor’s trading or substituting the Collateral, including Pledgor’s instructions to Intermediary to that effect, so long as the proceeds resulting from such trading or substituting remain in the Account.  Pledgor will not, and hereby covenants not to, trade for the Account on margin.

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B.     Pledgor will not, and hereby covenants not to, trade or substitute the Collateral without Secured Party’s prior written consent.  Without Secured Party’s prior written consent, Intermediary will not comply with Pledgor’s instructions to trade or substitute the Collateral.

9.Trade, Substitute, Withdraw, or Transfer.  As used herein, the words “trade” and “substitute” and words derived therefrom refer to deliveries out of the Account for counter-value, whereas the words “withdraw” and “transfer” and words derived therefrom refer to deliveries out of the Account not for counter-value.

10.Effectiveness of Notice of Exclusive Control.  Any Notice of Exclusive Control provided to Intermediary will only be binding after (a) Intermediary receives such Notice of Exclusive Control and (b) Intermediary has had a reasonable opportunity to act upon such Notice of Exclusive Control.

11.No Other Security Interest; Ownership of Collateral.

11.1.Pledgor hereby represents and warrants that (i) Pledgor has not granted a security interest in the Collateral to any person or entity other than Secured Party and Intermediary, and (ii) Pledgor is the sole beneficial owner of the Collateral (except for Secured Party’s interest and Intermediary’s interest).

11.2.Intermediary’s records show that Pledgor is the sole owner of the Collateral and that Intermediary has not received notice of any levy, security interest, or other claim in or to the Collateral other than this Agreement (“Adverse Claim”).  If Intermediary receives notice of an Adverse Claim, then Intermediary will use commercially reasonable efforts to notify Pledgor and Secured Party thereof.

11.3.Intermediary is not presently obligated to comply with transfer or withdrawal orders from any person other than Pledgor with respect to the Collateral.  After the execution of this Agreement, without Secured Party’s prior written consent, Intermediary will not enter into any agreements by which Intermediary agrees to comply with transfer or withdrawal orders of any person other than Secured Party with respect to the Collateral.

11.4.To the extent Pledgor has directed, or hereafter directs, Intermediary to designate the Account as transfer on death (“TOD”) or payable on death (“POD”), Pledgor hereby acknowledges that any right, title, or interest of any beneficiary under such TOD or POD designation is subordinate to Secured Party’s right, title, and interest in the Account.  By way of example and not limitation, Secured Party may thus direct liquidation of any and all assets in the Account upon any loan default, including death of a Pledgor, and apply the liquidation proceeds to amounts outstanding under any loan(s) and other obligations secured by the Account before any distribution of assets under pursuant to such TOD or POD.  This Section 11.4 cannot be amended or superseded by the execution of any TOD or POD agreement.

12.Limited Subordination.

12.1.Intermediary hereby subordinates to Secured Party’s security interests all of Intermediary’s present and future liens, security interests, rights of set-off, claims, and other rights and interests relating to the Collateral, except for those resulting from any (i) advance of funds or securities in furtherance of settling securities transactions and other financial-market transactions under the Custody Agreement (“Settlement Claims”) or (ii) outstanding compensation, expenses, fees, costs, or other charges incurred by Intermediary in providing services under this Agreement or the Custody Agreement.

12.2.Intermediary hereby represents and warrants that no Settlement Claims are past due as of the date of this Agreement.

12.3.Except to the extent allowed under this Section, Intermediary will not execute or exercise any of Intermediary’s present or future liens, security interests, rights of set-off, claims, or other rights or interests relating to the Collateral.

13.Limited Responsibility of Intermediary.

13.1.Intermediary will be fully protected in acting in accordance with any direction, instruction, or entitlement order provided pursuant to this Agreement, and Intermediary has no duty to (i) solicit or confirm directions, instructions, or entitlement orders; (ii) notify Pledgor of receiving any direction, instruction, or entitlement order originated by Secured Party or Notice of Exclusive Control; (iii) select a broker in furtherance of complying with a direction, instruction, or entitlement order or take any action that would require Intermediary to register as a broker; or (iv) question whether any direction, instruction, or entitlement order received under this Agreement by email or any financial-messaging system, network, or service acceptable to Intermediary, such as the Society for Worldwide Interbank Financial Telecommunication messaging system (“Messaging System”), or entered into Pledgor’s or Secured Party’s account in Intermediary’s on-line portal, is unreliable or has been compromised, such as by identity theft.

13.2.Other than the obligation to provide Account Statements as set forth herein, Intermediary will have no responsibility or liability to Secured Party with respect to the value of the Collateral.

13.3.Intermediary will have no duty to investigate or make any determination or provide any notice as to (i) whether Secured Party has “control” of the Collateral within the meaning of Article 8; (ii) the suitability or value of any asset held as Collateral or any decrease in such value; (iii) the purpose of any direction, instruction, or entitlement order provided pursuant to this Agreement; or (iv) whether a default exists under any other agreement.

13.4.The duties of Intermediary will be strictly limited to those set forth in this Agreement, and no implied covenants, duties, responsibilities, representations, warranties, or obligations will be read into this Agreement against Intermediary.

13.5.Notwithstanding anything to the contrary, Intermediary makes no representation or warranty with regard to the enforceability of any security interest described herein.

14.Indemnification; Force Majeure; Damages.

14.1.Indemnification.

14.1.1.“Indemnified Person” means Intermediary and its affiliates, and their officers, directors, employees, agents, successors, and assigns.  “Harm” means claims, costs, damages, delayed payment or non-payment on assets sold, expenses (including attorneys’ and other professional fees), fines, interest, liabilities, losses, penalties, stockholders’ assessments (asserted on account of asset registration), and taxes.

14.1.2.Pledgor hereby indemnifies and releases each Indemnified Person and holds each Indemnified Person harmless from and against, and an Indemnified Person will incur no liability to any person or entity for, any Harm that may be imposed on, incurred by, or asserted against an Indemnified Person by reason of the Indemnified Person’s action or omission in connection with this Agreement or the Account (including, but not limited to, an action or omission that is consistent with directions provided under this Agreement), except to the extent that a court of competent jurisdiction has made a final judgment that the Harm resulted directly from the Indemnified Person’s willful misconduct, gross negligence, bad faith, or material breach of this Agreement.

14.1.3.Secured Party hereby indemnifies and releases each Indemnified Person and holds each Indemnified Person harmless from and against, and an Indemnified Person will incur no liability to any person or entity for, any Harm that may be imposed on, incurred by, or asserted against an Indemnified Person by reason of the Indemnified Person’s action or omission in connection with this Agreement or the Account (including, but not limited to, an action or omission that is consistent with directions provided under this Agreement), except to the extent that a court of competent jurisdiction has made a final judgment that the Harm resulted directly from the Indemnified Person’s willful misconduct, gross negligence, bad faith, or material breach of this Agreement.

14.1.4.The foregoing provisions will survive the termination of this Agreement.

14.2.Force Majeure.  No party is liable for any delay or failure in performing its obligations under this Agreement caused by wars (whether declared or not and including existing wars), revolutions, insurrections, riots, civil commotion, acts of God, accidents, fires, explosions; stoppages of labor, strikes, or other differences with employees (other than Intermediary’s disputes with its employees); laws, regulations, orders, or other acts of any governmental authority; or any other circumstances beyond its reasonable control.  Nor will any such failure or delay give any party the right to terminate this Agreement.

14.3.Damages.  No party is liable for any indirect, incidental, special, punitive, or consequential damages arising out of or in any way related to this Agreement or the performance of its obligations under this Agreement.  This limitation applies even if the party has been advised of, or is aware of, the possibility of such damages.

15.Tax Reporting.  All reports relating to the Collateral to federal, state, and local tax authorities will be made under the name and tax identification number of Pledgor.

16.Termination of Agreement.

16.1.Intermediary may terminate this Agreement by notice to Pledgor and Secured Party, and such termination will be effective thirty (30) calendar days after delivery of the notice, except to the extent the parties agree in writing to a different effective date.  Secured Party may terminate this Agreement by notice to Intermediary, and such termination will be effective upon delivery.  Pledgor may not terminate this Agreement.

16.2.This Agreement is deemed to be terminated, and Pledgor and Secured Party hereby direct Intermediary to close the Account, upon Secured Party’s withdrawal or transfer of all the Collateral.

17.Account Statements.  Intermediary will send duplicate copies of any Account Statements to Secured Party at its address set forth below.

18.Authorized Persons; Delivery of Directions.

18.1.Authorized Persons.  With respect to this Agreement:

18.1.1.Pledgor will notify Intermediary of the identity of each (i) employee of Pledgor who is authorized to act on Pledgor’s behalf, (ii) third-party agent that is authorized to act on Pledgor’s behalf, and (iii) employee of each third-party agent who is authorized to act on such agent’s behalf.  In no event is any such agent authorized to execute this Agreement or any amendment thereto or to terminate this Agreement.

18.1.2.Secured Party will notify Intermediary of the identity of each (i) employee of Secured Party who is authorized to act on Secured Party’s behalf, (ii) third-party agent that is authorized to act on Secured Party’s behalf, and (iii) employee of each third-party agent who is authorized to act on such agent’s behalf.  In no event is any such agent authorized to execute this Agreement or any amendment thereto or to terminate this Agreement.

18.1.3.Intermediary may assume that any such employee or agent of Pledgor continues to be so authorized, until Intermediary receives notice to the contrary from Pledgor (or, with respect to any such employee of any such agent, from such agent).  Intermediary may assume that any such employee or agent of Secured Party continues to be so authorized, until Intermediary receives notice to the contrary from Secured Party (or, with respect to any such employee of any such agent, from such agent).

18.1.4.Pledgor hereby represents and warrants that any such employee or agent of Pledgor was duly appointed and is appropriately monitored and covenants that Pledgor will furnish such employee or agent with a copy of this Agreement, as amended from time to time.  Pledgor hereby acknowledges that (i) such employee’s or agent’s actions or omissions are binding upon Pledgor as if Pledgor had taken such actions or made such omissions itself and (ii) Intermediary is indemnified, released, and held harmless accordingly.

18.1.5.Secured Party hereby represents and warrants that any such employee or agent of Secured Party was duly appointed and is appropriately monitored and covenants that Secured Party will furnish such employee or agent with a copy of this Agreement, as amended from time to time.  Secured Party hereby acknowledges that (i) such employee’s or agent’s actions or omissions are binding upon Secured Party as if Secured Party had taken such actions or made such omissions itself and (ii) Intermediary is indemnified, released, and held harmless accordingly.

18.2.Delivery of Directions.

18.2.1.Any direction, notice, or other communication to or from Pledgor provided for in this Agreement will be given in writing and (i) unless the recipient has timely delivered a superseding address under this Agreement, addressed as provided under this Agreement, (ii) entered into Pledgor’s account in Intermediary’s on-line portal, or (iii) sent to Intermediary by Messaging System.

18.2.2.Any direction, notice, or other communication to or from Secured Party provided for in this Agreement will be given in writing and (i) unless the recipient has timely delivered a superseding address under this

Agreement, addressed as provided under this Agreement, (ii) entered into Secured Party’s account in Intermediary’s on-line portal, or (iii) sent to Intermediary by Messaging System.

18.2.3.Any direction received from Pledgor under this Agreement by email or Messaging System, or entered into Pledgor’s account in Intermediary’s on-line portal, is deemed to be given in a writing signed by Pledgor.  Pledgor hereby represents and warrants that Pledgor maintains commercially reasonable security measures for preventing unauthorized access to its portal account; to the email accounts of its employees, agents, and agents’ employees; and to any Messaging System used by its employees, agents, and agents’ employees, and Pledgor hereby assumes all risk to the Account of such unauthorized access.  Pledgor hereby acknowledges that Pledgor is fully informed of the protections and risks associated with the various methods of transmitting directions to Intermediary and that there may be more secure methods of transmitting directions than the methods selected by Pledgor and Pledgor’s agents.

18.2.4.Any direction received from Secured Party under this Agreement by email or Messaging System, or entered into Secured Party’s account in Intermediary’s on-line portal, is deemed to be given in a writing signed by Secured Party.  Secured Party hereby represents and warrants that Secured Party maintains commercially reasonable security measures for preventing unauthorized access to its portal account; to the email accounts of its employees, agents, and agents’ employees; and to any Messaging System used by its employees, agents, and agents’ employees, and Secured Party hereby assumes all risk to the Account of such unauthorized access.  Secured Party hereby acknowledges that Secured Party is fully informed of the protections and risks associated with the various methods of transmitting directions to Intermediary and that there may be more secure methods of transmitting directions than the methods selected by Secured Party and Secured Party’s agents.

19.Services Not Exclusive.  Intermediary is free to render services to others, whether similar to those services rendered under this Agreement or of a different nature.

20.Binding Obligations.  Pledgor, Secured Party, and Intermediary each hereby represent and warrant that (i) it has the power and authority to transact the business in which it is engaged and to execute, deliver, and perform this Agreement and has taken all action necessary to execute, deliver, and perform this Agreement and (ii) this Agreement constitutes its legal, valid, and binding obligation enforceable according to the terms hereof.

21.Complete Agreement; Amendment; Prevalence.

21.1.Complete Agreement.  This Agreement contains a complete statement of all the arrangements between the parties with respect to its subject matter and supersedes any existing agreements between them concerning the subject.  This Agreement and any administrative form under this Agreement may be proved either by a signed original or by a reproduced copy thereof (including, not by way of limitation, a microfiche copy or an electronic file copy).

21.2.Amendment.  This Agreement may be amended at any time, in whole or in part, by a written instrument signed by Pledgor, Secured Party, and Intermediary.

21.3.Prevalence.  Pledgor and Intermediary hereby acknowledge and agree that, in the event of any inconsistency between this Agreement and the Custody Agreement regarding the Collateral, this Agreement prevails with respect to the Collateral.

22.Governing Law; Venue.  This Agreement will be governed, enforced, and interpreted according to the laws of the State of Minnesota without regard to conflicts of laws, except where pre-empted by federal law.  All legal actions or other proceedings directly or indirectly relating to this Agreement will be brought in federal court (or, if unavailable, state court) sitting in the State of Minnesota.  The parties submit to the jurisdiction of any such court in any such action or proceeding and waive any immunity from suit in such court or execution, attachment (whether before or after judgment), or other legal process in or by such court.

23.Successors and Assigns.

23.1.This Agreement binds, and inures to the benefit of, Pledgor, Secured Party, Intermediary, and their respective successors and assigns; provided, however, that Pledgor will have no right to assign any rights with respect to Collateral, except as specifically permitted in this Agreement.

23.2.No party may assign any of its rights under this Agreement without the consent of each other party, which consent will not be unreasonably withheld.  Pledgor hereby acknowledges that Intermediary will withhold consent unless and until Intermediary verifies Pledgor’s assignee’s identity according to Intermediary’s Customer Identification Program and, to that end, Pledgor hereby agrees to notify Intermediary of such assignment and provide Intermediary with the assignee’s name, physical address, EIN, organizational documents, certificate of good standing, and license to do business, as well as other information that Intermediary may request.  Secured Party hereby acknowledges that Intermediary will withhold consent unless and until Intermediary verifies Secured Party’s assignee’s identity according to Intermediary’s Customer Identification Program and, to that end, Secured Party hereby agrees to notify Intermediary of such assignment and provide Intermediary with the assignee’s name, physical address, EIN, organizational documents, certificate of good standing, and license to do business, as well as other information that Intermediary may request.  No consent is required if a party merges with, consolidates with, or sells substantially all of its assets to another entity, provided that such other entity assumes without delay, qualification, or limitation all obligations of that party under this Agreement by operation of law or by contract.

24.Severability.  The provisions of this Agreement are severable.  The invalidity of a provision herein will not affect the validity of any other provision.

25.No Third-Party Beneficiaries.  This Agreement is made solely for the benefit of the parties.  No person other than such parties has any rights or remedies under this Agreement.

26.Solvency.

26.1.Intermediary has no duty to inquire whether Pledgor or Secured Party is insolvent or subject to a pending bankruptcy or receivership proceeding.

26.2.Pledgor hereby represents and warrants that Pledgor is neither insolvent nor subject to any pending bankruptcy or receivership proceeding.  Pledgor will promptly notify Intermediary and Secured Party of any such insolvency or proceeding.

26.3.Secured Party hereby represents and warrants that Secured Party is neither insolvent nor subject to any pending bankruptcy or receivership proceeding.  Secured Party will promptly notify Intermediary and Pledgor of any such insolvency or proceeding.

26.4.Intermediary may forward any such notice onto Secured Party or Pledgor, as the case may be.  In any event, if Intermediary has actual knowledge of any such proceeding, then Intermediary may suspend performance of any of its obligations under this Agreement and may require additional documentation from the directing party before following any direction under this Agreement.  Pledgor and Secured Party (i) will reimburse Intermediary for any expenses, fees, costs, or other charges incurred by Intermediary in responding to any such proceeding, including, but not limited to, any fees charged by an attorney of Intermediary’s choice, and (ii) hereby covenant not to give any direction under this Agreement that is contrary to applicable bankruptcy or receivership law.

27.Legal Advice.  Pledgor and Secured Party hereby acknowledge that they (i) did not receive legal advice from Intermediary concerning this Agreement, (ii) had an adequate opportunity to consult attorneys of their choice before executing this Agreement, and (iii) executed this Agreement upon their own judgment and, if sought, the advice of such attorneys.

28.Waiver of Jury Trial.  Each party hereby irrevocably waives all right to a trial by jury in any action, proceeding, claim, or counterclaim (whether based on contract, tort, or otherwise) directly or indirectly arising out of or relating to this Agreement.

29.Legal Action.  If Intermediary is served with any freeze order, garnishment, levy, restraining order, search warrant, subpoena, writ of attachment or execution, or similar order relating to the Account (each, a “Legal Action”), then Intermediary will, to the extent permitted by law, use commercially reasonable efforts to notify Pledgor and Secured Party of such service.  Pledgor and Secured Party will reimburse Intermediary for any expenses, fees, costs, or other charges incurred by Intermediary in responding to the Legal Action, including, but not limited to, any fees charged by an attorney of Intermediary’s choice.  If Pledgor notifies Intermediary that Pledgor is seeking a protective order to resist the Legal Action, then Intermediary will provide reasonable cooperation at Pledgor’s request and sole cost and expense.  If Secured Party notifies Intermediary that Secured Party is seeking a protective order to resist the Legal Action, then Intermediary will provide reasonable cooperation at Secured Party’s request and sole cost and expense.  In any event, Intermediary may comply with the Legal Action at any time, except to the extent Intermediary has received a protective order that prevents Intermediary from complying.

30.Interpleader.  With respect to Collateral that is the subject of a dispute, Intermediary may file an interpleader action or other petition with a court of competent jurisdiction for directions with respect to the dispute.  Pledgor and Secured Party will reimburse Intermediary for any expenses, fees, costs, or other charges incurred by Intermediary in filing such petition and implementing such directions, including, but not limited to, any fees charged by an attorney of Intermediary’s choice.  Before disbursing Collateral pursuant to such directions, Intermediary will deduct therefrom an amount in payment or reimbursement for all (i) compensation, expenses, fees, costs, or other charges incurred by Intermediary in providing services under this Agreement or the Custody Agreement and (ii) Settlement Claims.

31.Representations and Warranties.  Pledgor and Secured Party each hereby covenant that, if any of the representations or warranties that it provides in this Agreement becomes inaccurate or incomplete, it will promptly notify Intermediary thereof and of any fact, omission, event, or change of circumstances related thereto.

32.Publicity.  No party will disclose the existence of this Agreement or any terms thereof in advertising, promotional, or marketing materials without obtaining, in each case, the prior written consent of each other party.

33.Counterparts and Duplicates.  This Agreement may be executed in any number of counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.

34.Effective Date.  This Agreement will become effective when all parties have signed it.  The date of this Agreement will be the date this Agreement is signed by the last party to sign it (as indicated by the date associated with that party’s signature).

[SIGNATURES APPEAR ON FOLLOWING PAGE.]

[SIGNATURE PAGE TO CONTROL AGREEMENT]

IN WITNESS WHEREOF, an authorized officer of each party hereby executes this Agreement on the date stated beneath that party’s signature.

PLEDGOR (AS DEFINED IN THIS AGREEMENT)

By:	/s/ Michael Foliano
(Signature of Pledgor’s authorized officer)
Michael Foliano
(Printed name of Pledgor’s authorized officer)

Its:	CFO
(Title of Pledgor’s authorized officer)

Dated:	November 4, 2020

U.S. Mail Address:
ADTRAN, INC.
901 Explorer Boulevard
Huntsville, Alabama 35806

Email Address:
Mike.Foliano@adtran.com

SECURED PARTY (AS DEFINED IN THIS AGREEMENT)

By:	/s/ Brian Heslop
(Signature of Secured Party’s authorized officer)
Brian Heslop
(Printed name of Secured Party’s authorized officer)

Its:	Executive Vice President
(Title of Secured Party’s authorized officer)

Dated:	November 4, 2020

U.S. Mail Address:
CADENCE BANK, N.A.
2100 Third Avenue North, Suite 1100
Birmingham, Alabama 35203

Email Address:
Brian.Heslop@CadenceBank.com

[Signatures continue on following page.]

[SIGNATURE PAGE TO CONTROL AGREEMENT (continued)]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kameron M. George
(Signature)
Kameron M. George
(Printed Name)

Its:	Vice President and Relationship Manager

Dated:	November 4 , 2020

U.S. Mail Address:
2204 Lakeshore Drive Suite 205
Birmingham, AL 35209

Email Address:
Kameron.george@usbank.com

[End of signatures.]

CONTROL AGREEMENT

Exhibit A (Notice of Exclusive Control)

[Drafting note:  To be provided on letterhead of Secured Party]

Date:

To:	U.S. Bank National Association

c/o                                                                                             , Vice President and Relationship Manager

Re:	Agreement entitled “Control Agreement” among ADTRAN, INC. (“Pledgor”); CADENCE BANK, N.A. (“Secured Party”); and U.S. Bank National Association (“Intermediary”) and dated (the “Control Agreement”)

Notice of Exclusive Control

Secured Party hereby (i) notifies Intermediary that Secured Party is exercising exclusive control over the Collateral (as defined in the Control Agreement); (ii) instructs Intermediary to stop complying with directions, instructions, or entitlement orders concerning the Collateral originated by Pledgor; and (iii) represents and warrants to Intermediary that this Notice of Exclusive Control is lawful and authorized by the applicable agreement between Pledgor and Secured Party.  Intermediary has no duty, obligation, or authority to determine whether Secured Party’s delivery of this Notice of Exclusive Control (or the terms hereof) is proper, even if Pledgor objects or directs Intermediary not to honor this Notice of Exclusive Control.

SECURED PARTY (AS DEFINED ABOVE)

By:
(Signature of Secured Party’s authorized officer)

(Printed name of Secured Party’s authorized officer)

Its:
(Title of Secured Party’s authorized officer)

Dated: